UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2008

DIGITAL ANGEL CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	0-26020	43-1641533
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

490 VILLAUME AVENUE SOUTH SAINT PAUL, MINNESOTA	55075
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 651-455-1621

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Digital Angel Corporation (“Digital Angel,” “we,” “our,” or “us”) is filing this Current Report on Form 8-K to amend our consolidated financial statements as of December 31, 2007 and December 31, 2006 and for the years ended December 31, 2007, 2006 and 2005 to reflect our wholly-owned subsidiaries, Florida Decision Corporation (“FDC”, formerly Pacific Decision Sciences Corporation) and Thermo Life Energy Corp (“Thermo Life”), as discontinued operations and to modify the related disclosures in accordance with the provisions of Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

During the three-months ended March 31, 2008, the board of directors made a decision to sell our wholly-owned subsidiaries FDC and Thermo Life. This decision was made as part of management’s strategy to streamline its operations to focus more of its efforts on the RFID and GPS and radio communication markets. In our Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Annual Report”), we reported the operations of FDC and Thermo Life in our Advanced Technology segment. The operating results and financial condition of FDC and Thermo Life have been included as part of the financial results from discontinued operations in the accompanying consolidated financial statements and, accordingly, our segment information has been modified. Reclassification of discontinued operations has no effect on our reported net (loss) income for any reporting period.

We are presenting the following information as exhibits to this Current Report on Form 8-K, which replaces the corresponding information contained in the 2007 Annual Report previously filed with the Securities and Exchange Commission (“SEC”) on March 17, 2008:

•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and

•	Item 8. Audited Consolidated Financial Statements and Supplementary Data.

This Current Report on Form 8-K does not reflect events occurring after the filing of the 2007 Annual Report originally filed with the SEC on March 17, 2008, and does not modify or update the disclosures therein in any way other than as required to reflect the changes in discontinued operations for FDC and Thermo Life as described above. In particular, this Current Report on Form 8-K does not update the disclosures contained in Management’s Discussion and Analysis of Financial Condition and Results of Operations other than as required to reflect the changes in discontinued operations.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Financial Statements and Supplementary Data

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITAL ANGEL CORPORATION

Date: September 18, 2008

By: /s/ Lorraine M. Breece
Name: Lorraine M. Breece
Title: Senior Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Financial Condition

99.3	Financial Statements and Supplementary Data